For immediate release Contact: Mike Knapp Investor Relations Phone: 630.238.5236 Email: mike.knapp@knowles.com KNOWLES ANNOUNCES PRELIMINARY THIRD QUARTER 2020 REVENUE ABOVE HIGH END OF GUIDANCE RANGE AND SETS DATE FOR Q3 EARNINGS CALL ITASCA, Ill., Oct. 13, 2020 — Knowles Corporation (NYSE: KN), a market leader and global provider of advanced micro-acoustic, audio processing, and precision device solutions, today announced preliminary revenue for the third quarter ended September 30, 2020. “Revenue for the third quarter of 2020 is expected to be approximately $206 million, which is above the high end of our previously issued guidance range of $185 to $200 million. Our third quarter revenue was driven by stronger-than-expected MEMS microphone demand in multiple end markets and higher-than-expected shipments into the hearing health market,” said Jeffrey Niew, president and CEO of Knowles. “I look forward to providing additional details on the quarter during our earnings call on October 29, 2020.” Webcast and Conference Call Information The Company will provide a more detailed review of its financial results and business when it reports its third quarter 2020 results on October 29, 2020. Investors can listen to a live or replay webcast of the Company’s quarterly financial conference call at http://investor.knowles.com. The live webcast will begin on October 29, 2020 at 3:30 p.m. Central time. The webcast replay will be available after 7:00 p.m. Central time that day. Investors can also listen to the conference call at 3:30 p.m. Central time on October 29, 2020 by calling (844) 589-0917 (United States) or (647) 253-8649 (International). The conference call replay will be available after 7:00 p.m. Central time October 29, 2020 through 11:59 p.m. Central time on November 5, 2020 at (800) 585-8367 (United States) or (416) 621-4642 (International). The access code is 5867752. A webcast replay will also be accessible via the Knowles website at http://investor.knowles.com. Preliminary Financial Information Preliminary revenue for the fiscal third quarter represents the most current information available to management. The Company has not completed its financial closing procedures for the quarter ended September 30, 2020 and its actual results could vary materially from the preliminary revenue estimate. As a result, investors should exercise caution in relying on this information and should not draw any inferences from this information regarding financial or operating data not provided. This preliminary revenue estimate is not meant to be a comprehensive

10/13/2020 Page 2 statement of our financial results for the third quarter ended September 30, 2020 and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP. About Knowles Knowles Corporation (NYSE: KN) is a market leader and global provider of advanced micro-acoustic, audio processing, and precision device solutions, serving the mobile consumer electronics, communications, medtech, defense, automotive, and industrial markets. Knowles uses its leading position in MEMS (micro-electro- mechanical systems) microphones and strong capabilities in audio processing technologies to optimize audio systems and improve the user experience in mobile, ear, and IoT applications. Knowles is also the leader in acoustic components, high-end capacitors, and mmWave RF solutions for a diverse set of markets. Knowles’ focus on the customer, combined with unique technology, proprietary manufacturing techniques, rigorous testing, and global scale, enables it to deliver innovative solutions that optimize the user experience. Founded in 1946 and headquartered in Itasca, Illinois, Knowles is a global organization with employees in 12 countries. The company continues to invest in high value solutions to diversify its revenue and increase exposure to high growth markets. For more information, visit knowles.com. Forward-Looking Statements This news release contains forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, such as statements about our future financial performance, our continued business operations during the COVID-19 pandemic and expectations for continued investments. The words “believe,” “expect,” “anticipate,” “project,” “estimate,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “objective,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” and similar expressions, among others, generally identify forward-looking statements, which speak only as of the date the statements were made. The statements in this news release are based on currently available information and the current expectations, forecasts, and assumptions of Knowles’ management concerning risks and uncertainties that could cause actual outcomes or results to differ materially from those outcomes or results that are projected, anticipated, or implied in these statements, including risks relating to the COVID-19 pandemic and governmental responses to it, including but not limited to, the impact on our supply chain, customer demand, and costs associated with our operations. Other risks and uncertainties include, but are not limited to: unforeseen changes in MEMS microphone demand from our largest customers, in particular, two North American, a Korean, and Chinese OEM customers; our ongoing ability to execute our strategy to diversify our end markets and customers; our ability to stem or overcome price erosion in our segments; fluctuations in our stock's market price; fluctuations in operating results and cash flows; our ability to prevent or identify quality issues in our products or to promptly remedy any such issues that are identified; the timing of OEM product launches; risks associated with increasing our inventories in advance of anticipated orders by customers; global economic instability; the impact of changes to laws and regulations that affect the Company’s ability to offer products or services to customers in different regions; risks associated with shareholder activism, including proxy contests; our ability to achieve continued reductions in our operating expenses; the ability to qualify our products and facilities with customers; our ability to obtain, enforce, defend or monetize our intellectual property rights; difficulties or delays in and/or the Company’s inability to realize expected cost synergies from its acquisitions; increases in the costs of critical raw materials and components; availability of raw materials and components; managing new product ramps and introductions for our customers; our dependence on a limited number of large customers; our ability to maintain and expand our existing relationships with leading OEMs in order to maintain and increase our revenue; increasing competition and new entrants in the market for our products; our ability to develop new or enhanced products or technologies in a timely manner that achieve market acceptance; our reliance on third parties to manufacture, assemble, and test our products and sub-components; escalating international trade tensions, new or increased tariffs and trade wars among countries; financial risks, including risks relating to currency fluctuations, credit risks and fluctuations in the market value of the Company; market risk associated with fluctuations in commodity prices, particularly for various precious metals used in our manufacturing operation, and changes in tax laws, changes in tax rates and exposure to additional tax liabilities; and other risks, relevant factors, and uncertainties identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, subsequent Reports on Forms 10- Q and 8-K and our other filings we make with the U.S. Securities and Exchange Commission. Knowles disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.